                                                                    EXHIBIT 99.3

            FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY

     THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY (this "Amendment"), dated as of August 1, 1996, is entered into by and among Advanced
 ---------
Micro Devices, Inc., a Delaware corporation ("Guarantor"), CIBC Inc., a Delaware
                                              ---------
corporation ("Lessor"), and, solely for the purpose of making certain representations and warranties in Section 3 below, AMD International Sales & Service, Ltd., a Delaware corporation ("Lessee").
                                        ------

                                 RECITALS
                                 --------

     A. Guarantor executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995, pursuant to which the Guarantor guarantied to Lessor certain obligations of Lessee. Such Third Amended and Restated Guaranty was amended by a First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, by a Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, by a Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, and by a Fourth Amendment to Third Amended and Restated Guaranty, dated as of June 20, 1996 (as so amended, the "Guaranty").
                                                                  -----------

     B. The Guarantor has requested that the Lessor agree to certain amendments of the Guaranty.

     C. Lessor is willing to amend the Guaranty, subject to the terms and conditions of this Amendment.


                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms not otherwise defined herein shall have
        -------------
the meanings given to them in the Guaranty.

     2. Amendment.  Subject to satisfaction of the conditions set forth herein,
        ---------
the Guaranty shall be amended as follows:

        (a) The definition of "Restated Bank of America Credit Agreement" shall be deleted and replaced with the following definition:

          ""Bank of America Credit Agreement" means that certain Credit
            ---- -- ------- ------ ---------
     Agreement dated as of July 19, 1996 among Guarantor, Bank of America National Trust and Savings Association, ABN Amro Bank N.V., Canadian Imperial Bank of Commerce and the other financial institutions party thereto."

     All references in the Guaranty to "Restated Bank of America Credit Agreement" shall be replaced with the "Bank of America Credit Agreement."

         (b) The definition of "Material Adverse Effect" shall be amended to delete the words "or any Term Loan Document" beginning on line seven and ten thereof.

          (c) The following definitions shall be added as follows:

          "Senior Secured Note Documents" means the Senior Secured Notes and the
           -----------------------------
     indenture relating thereto.

          "Senior Secured Notes" means the senior secured notes to be issued by
           --------------------
     the Guarantor in an aggregate principal amount of $400,000,000 pursuant to the terms of the indenture relating thereto.

          (d) The definitions "Term Loan Administrative Agent," "Term Loan Agreement," "Term Loan Documents" and "Term Loan Financial Institutions" are hereby deleted.

          (e)  A new Section 2.7 is hereby added as follows:

          "Section 2.7 Additional Waivers. (a) Guarantor waives any defenses or
                       ------------------
     benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the laws of the State of California or any other jurisdiction, and all other suretyship defenses it would otherwise have under California law or the laws of any other jurisdiction. Guarantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property, and the failure of Guarantor to receive such notice shall not impair or affect Guarantor's liability hereunder.

          (b) Guarantor waives all rights and defenses arising out of an election of remedies by Lessor, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Lessee or any other principal by operation of (S) 580d of the Code of Civil Procedure or otherwise.

          (c) Guarantor acknowledges that it has, in this Guaranty, waived any and all rights of subrogation and reimbursement and any other rights and defenses available to Guarantor by reason of (S)(S) 2787 to 2855, inclusive, and (S)(S) 2899 and 3433 of the California Civil Code, including, without limitation, (a) any defenses Guarantor may have to its guaranty obligations by reason of an election of remedies by Lessor and (b) any rights or defenses Guarantor may have by reason of protection afforded to Lessee or any other principal with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of California limiting or discharging Lessee's indebtedness, including, without limitation, (S)(S) 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

          (d) Guarantor warrants and agrees that each of the waivers set forth in this Guaranty is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law."

The waivers added by this Fifth Amendment are in addition to the existing waivers in the Guaranty and do not in any way replace or limit such existing waivers.

          (f)  A new section 4.1.11 is hereby added as follows:

     SECTION 4.1.11  Bank of America Credit Agreement.  Guarantor agrees that
                     --------------------------------
Guarantor will perform, comply with and be bound by all of its agreements, covenants and obligations contained in Sections 7.01 - 7.18 (other than Section 7.07) of the Bank of America Credit Agreement as such Sections existed on the date of execution of the Bank of America Credit Agreement, regardless of whether the Bank of America Credit Agreement thereafter is amended, restated, terminated or ceases to be effective (such Sections and all other terms of the Bank of America Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Guaranty, except as specifically set forth below); provided, however, that:
                                         --------  -------

          (i) all references to "Company" shall be deemed to refer to Guarantor;

          (ii) all references to "this Agreement" and "herein," "hereof" and words of similar purport shall, except where the context otherwise requires, be deemed to refer to this Guaranty;

          (iii) all references to "Event of Default" shall be deemed to refer to a "Default" or an "Event of Default" under either of the Leases or the other Operative Agreements, or breach or default under this Guaranty;

          (iv) the following sentence shall be added to the end of Section 7.01 of the Bank of America Credit Agreement as incorporated herein by reference:

               "provided, however, that no Liens otherwise permitted by (a)
                --------  -------
          through (n) above shall be permitted if such Liens are otherwise prohibited under either of the Leases or the Consent Agreement or the Second Consent Agreement."

          (v) Paragraph (b) of Section 7.03 of the Bank of America Credit Agreement as incorporated by reference herein shall be deleted and replaced with the following:

               "(b) any Restricted Subsidiary (other than Lessee) of Guarantor may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to Guarantor or another Wholly-Owned Subsidiary (other than Lessee or the German Subsidiary) of Guarantor."

All such Sections and other terms, definitions and provisions of the Bank of America Credit Agreement incorporated herein shall, except as Lessor shall otherwise consent in writing for purposes of this Guaranty, continue in full force and effect for the benefit of Lessor, whether or not the Banks fund the Loans thereunder, the debt and obligations under the Bank of America Credit Agreement remain outstanding or the Bank of America Credit Agreement remains in effect among the parties thereto.

Except as specifically provided above and except that the term "Material Adverse Effect" as defined in the Guaranty and as amended above shall continue to be used in the Guaranty, to the extent that any definitions incorporated by reference from the Bank of America Credit Agreement conflict with the existing definitions in the Guaranty, such incorporated definitions shall replace such existing definitions in their entirety.

          (g) Sections 4.2.1 - 4.2.14 inclusive in the Guaranty are hereby deleted.

          (h) The words "and the Term Loan Agreement" are hereby deleted from the fifth line of Section 5.1.6 and shall be replaced with "and the Senior Secured Notes pursuant to the Senior Secured Note Documents."

          (i)  A new section 5.1.7 is hereby added as follows:

          "5.1.7 Any of the conditions set forth in Sections 4.01 or 4.02 of the Bank of America Credit Agreement have not been satisfied or waived."

     3. Representations and Warranties. To induce Lessor to amend the Guaranty
        ------------------------------
as provided above: (a) Guarantor hereby represents that (i) after giving effect to the amendments set forth in Section 2 above, no Default, Event of Default or Deposit Event under the Guaranty, or Guarantor Default under the Amended Land Lease or the Amended Building Lease, has occurred and is continuing, (ii) all representations and warranties of Guarantor contained in the Guaranty are true and correct and (iii) the Bank of America Credit Agreement and each other Loan Document (as defined therein) to which the Guarantor is a party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, and (b) Lessee hereby represents that (i) after giving effect to the amendments set forth in Section 2 above, no Default or Event of Default under the Amended Land Lease or the Amended Building Lease has occurred and is continuing, and (ii) all representations and warranties of Lessee contained in the Amended Land Lease and the Amended Building Lease are true and correct.

     4. Conditions to Effectiveness of Amendment. This Amendment shall become
        ----------------------------------------
effective on the date on which all of the following conditions precedent have been satisfied:

     (a) Lessor shall have received from Guarantor, Lessee and Long-Term Credit Bank of Japan, Los Angeles Agency (the "Lender"), a duly executed original (or,
                                        ------
if elected by Lessor, an executed facsimile copy) of this Amendment.

     (b) The Bank of America Credit Agreement shall have become effective.

     (c) Lessor shall have received a duly executed original (or, if elected by Lessor, an executed facsimile copy) of the Bank of America Credit Agreement.

     (d) Lessor shall have received an executed amendment to each of the Leases in the forms attached hereto as Exhibits A and B, respectively.
                                ----------     -
     (e) Lessor shall have received the Amendment Fee specified in the Leases.

     (f) Lessor shall have received a legal opinion from Bronson, Bronson & McKinnon LLP in the form attached hereto as Exhibit C.
                                            ---------
     (g) Each of the representations and warranties set forth in Section 3 above are true and correct as of such date.

     5. Reservation of Rights.  The Guarantor acknowledges and agrees that the
        ---------------------
execution and delivery by Lessor of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lessor to forbear or execute similar amendments under the same or similar circumstances in the future.

     6. Miscellaneous.
        --------------

     (a) Except as herein expressly amended, all terms, covenants and provisions of the Guaranty are and shall remain in full force and effect and all references therein to such Guaranty shall henceforth refer to the Guaranty as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Guaranty. The Guaranty, as amended by this Amendment, is hereby absolutely and unconditionally affirmed in its entirety by the Guarantor.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Lessor of a facsimile transmitted document purportedly bearing the signature of Guarantor or Lessee shall bind Guarantor and Lessee with the same force and effect as the delivery of a hard copy original. Any failure by Lessor to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Lessor.

     (e) This Amendment, together with the Guaranty, including the exhibits hereto and thereto, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 6.2 of the Guaranty.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment.

     (g) The Guarantor covenants to pay or to reimburse Lessor, upon demand, for all costs and expenses (including reasonable fees and costs of counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     (h) The Guarantor agrees that at any time and from time to time, upon the written request of Lessor, the Guarantor shall, and shall cause Lessee to, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lessor shall reasonably request in order to effectuate the transactions contemplated hereby.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                              CIBC INC.


                              By: /s/ Tom Wagner
                                 ---------------------------
                              Title: Director
                                    ------------------------


                              ADVANCED MICRO DEVICES, INC.


                              By: /s/ Marvin D. Burkett
                                 ---------------------------
                              Title: Senior Vice President,
                                     Chief Financial and
                                     Administrative Officer
                                     and Treasurer
                                    ------------------------


                              AMD INTERNATIONAL SALES &
                              SERVICE, LTD.


                              By: /s/ Marvin D. Burkett
                                 ---------------------------
                              Title: President, Chief Financial
                                     Officer and Treasurer
                                    ------------------------

Reference is made to the Loan Agreement, dated as of December 17, 1993, as amended (the "Loan Agreement") between Lessor and the Lender. In accordance
              --------------
with Section 8(a) of the Loan Agreement, Lender hereby consents to the foregoing Amendment.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY


By: /s/ Genichi Imai
   --------------------------
Title: Joint General Manager
      -----------------------
Date: August 1, 1996
     ------------------------

                                   EXHIBIT A

Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       FIFTH AMENDMENT TO BUILDING LEASE


     THIS FIFTH AMENDMENT TO BUILDING LEASE (this "Fifth Amendment") is entered
                                                   ---------------
into as of August 1, 1996, between CIBC INC., a Delaware corporation ("Lessor"),
                                                                       ------
and AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation ("Lessee").
                                                                      ------

                                    RECITALS
                                    --------

     A. For purposes of the financing by Lessor of the acquisition of a certain Building, Lessor and Lessee entered into a certain Building Lease, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in Official Records of Santa Clara County, California (such Building Lease, as so amended, is referred to herein as the "First Amended Building Lease"), pursuant to which
                              ----------------------------
Lessor leases the Building (as defined therein) to Lessee and Lessee leases the Building from Lessor.

     B. The First Amended Building Lease was modified by a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California (the "Second Amendment to Building Lease"), pursuant to
                               ----------------------------------
which Lessor financed certain renovations to the Building. The First Amended Building Lease, as amended by the Second Amendment to Building Lease, is referred to herein as the "Second Amended Building Lease."
                           -----------------------------

     C. The Second Amended Building Lease was modified by a certain Third Amendment to Building Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California (the "Third Amendment to Building Lease"). The Second
                                ---------------------------------
Amended

Building Lease, as amended by the Third Amendment to Building Lease, is referred to herein as the "Third Amended Building Lease."
                  ----------------------------

     D. The Third Amended Building Lease was modified by a certain Fourth Amendment to Building Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California (the "Fourth Amendment to Building Lease"). The Third
                               ----------------------------------
Amended Building Lease, as amended by the Fourth Amendment to Building Lease, is referred to herein as the "Fourth Amended Building Lease."
                           -----------------------------

     E.  Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"),
                                                                    ---------
executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant to which the Guarantor guarantied to Lessor the
- -----------------
obligations of Lessee under the Fourth Amended Building Lease and under the Fourth Amended Land Lease (defined below).

     F. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, a certain Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, a certain Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, and a certain Fourth Amendment to Third Amended and Restated Guaranty, dated as of July 20, 1996. The Third Restated Guaranty, as amended, is referred to herein as the "Fourth Amended Guaranty."
                              -----------------------

     G. Lessee has requested certain modifications to the Fourth Amended Guaranty which will be incorporated into a certain Fifth Amendment to Third Amended and Restated Guaranty to be dated concurrently herewith (the "Fifth
                                                                      -----
Guaranty Amendment").  The Fifth Guaranty Amendment requires, as a condition
- ------------------
precedent to the effectiveness thereof, that the Lessee execute and deliver this Fifth Amendment. The Fourth Amended Guaranty, as amended by the Fifth Guaranty Amendment, is referred to herein as the "Fifth Amended Guaranty."
                                         ----------------------

     H. Concurrently herewith, Lessor and Lessee also are amending that certain Land Lease between Lessor and Lessee, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by (i) a certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720033, in the Official Records of Santa Clara County, California, (ii) a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California, (iii) a certain Third

Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California, and (iv) a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California, (as so amended, the "Fourth Amended Land Lease"), pursuant to which Lessor leases to
              -------------------------
Lessee certain land described in Appendix 1 attached hereto.
                                 ----------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Fourth Amended Building Lease):

A.   MODIFICATIONS TO BUILDING LEASE

     Lessor and Lessee hereby amend the Fourth Amended Building Lease as follows:

     1. All references in the Fourth Amended Building Lease to "this Lease" or "the Lease" will hereafter refer to the Fourth Amended Building Lease as amended by this Fifth Amendment.

     2.  The definition of Land Lease is hereby deleted and replaced with the
                           ----------
following:

          Land Lease:  that certain Land Lease between Lessor and Lessee, dated
          ----------
     as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, and as further amended by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California, and as further amended by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California, and as further amended by a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California and as further amended by a certain Fifth Amendment to Land Lease, dated as of August 1, 1996.

     3.   Effective as of the date of this Fifth Amendment, the definition of

LIBO Rent is hereby deleted and replaced with the following:
- ---------

          LIBO Rent:  as of an Installment Date means the quotient of (1) the
          ---------
     product of (i) the Balance Due as of the beginning of the Quarterly Period in which such Installment Date falls (such Balance Due shall include the amount of any Advance made on the first day of such Quarterly Period), multiplied by (ii) the sum of 1.625% plus the rate obtained by dividing the LIBO Rate by a percentage equal to 100% minus the LIBO Reserve Percentage, multiplied by (iii) the number of actual days elapsed (including such Installment Date) in the Quarterly Period that includes such Installment Date, divided by (2) 360.

     As used herein, "LIBO Reserve Percentage" means the maximum reserve
                      -----------------------
     percentage applicable to Lessor for such Quarterly Period (or if more than one such percentage is applicable during such period, the daily average of such percentages for those days in such period during which each such percentage is applicable) under applicable law, including, without limitation, regulations issued from time to time by the Federal Reserve Board, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including (x) eurocurrency liabilities in the amount of the above referenced portion of the Balance Due and having a maturity substantially the same as such Quarterly Period and (y) any other category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined. Lessor shall submit a certificate to Lessee which shall set forth in reasonable detail the basis for, calculation of and the amount of LIBO Rent, which certificate shall be conclusive and binding for all purposes, absent manifest error.

     4. To the extent that the amendment to the definition of "LIBO Rent" becomes effective on any day other than the first day of any Quarterly Period (the "LIBO Rent Amendment Effective Date"), then for such Quarterly Period Basic
      ----------------------------------
Rent shall accrue at the LIBO Rent in effect immediately prior to the LIBO Rent Amendment Effective Date up until the day prior to such LIBO Rent Amendment Effective Date, and Basic Rent shall accrue for the remainder of such Quarterly Period at the LIBO Rent in effect on such LIBO Rent Amendment Effective Date (using the percentage 1.625% set forth in the definition of LIBO Rent in Section 3 above instead of the percentage 1.00% set forth in the Fourth Amended Building Lease, but continuing to use the same LIBO Rate as in effect prior to LIBO Rent Amendment Effective Date).

B.   AFFIRMATION OF STATUS OF BUILDING LEASE

     Except as amended by this Fifth Amendment, the Fourth Amended Building Lease is unchanged; and, as amended by this Fifth

Amendment, the Fourth Amended Building Lease is hereby ratified and affirmed, and remains in full force and effect.

C.   AMENDMENT FEE

     In consideration of this Fifth Amendment and and the Fifth Amendment to Land Lease, Lessee agrees to pay Lessor a one-time nonrefundable fee of $75,000 (the "Amendment Fee"). The Amendment Fee shall be paid by Lessee by wire
      -------------
transfer to an account to be specified by Lessor.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, all parties hereto have caused this Fifth Amendment to be duly executed as of the date first set forth above.

                           LESSOR:   CIBC INC., a Delaware corporation


                                     By
                                        ---------------------------------
                                       Name:
                                       Title:



                           LESSEE: AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation


                                     By
                                        ---------------------------------
                                       Name:
                                       Title:



     Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the Fifth Amended Guaranty to the "Amended Building Lease" or to the "Amended Land Lease" will hereafter refer to such Amended Building Lease and Amended Land Lease, as the case may be, as respectively amended by this Fifth Amendment to Building Lease and by the Fifth Amendment to Land Lease between Lessor and Lessee. Except as modified by this paragraph, the Fifth Amended Guaranty is unmodified; and, except as modified by this paragraph, the Fifth Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

Guarantor:

ADVANCED MICRO DEVICES, INC.


By:
   ---------------------------
Name:
Title:
Date:

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware corporation, and THE LONG-TERM
 --------------
CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender").  In accordance with
                                                 ------
Section 8(b) of the Loan Agreement, Lender hereby consents to the foregoing Fifth Amendment to Building Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------
Date:

                                   APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN: 205-22-020, 021
ARB: 206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057

                                   EXHIBIT B

Recording Requested By
and When Recorded, Return to:

Mayer, Brown & Platt
350 South Grand Avenue
25th Floor
Los Angeles, California  90071-1563
Attention:  Leslie T. Tedrow
(213) 229-9500

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                         FIFTH AMENDMENT TO LAND LEASE


     THIS FIFTH AMENDMENT TO LAND LEASE (this "Fifth Amendment") is entered into
                                               ---------------
as of August 1, 1996, between CIBC INC., a Delaware corporation ("Lessor"), and
                                                                  ------
AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation ("Lessee").
                                                                  ------

                                   RECITALS
                                   --------

     A. For purposes of the financing by Lessor of the acquisition of the Land described in Appendix 1 attached hereto, Lessor and Lessee entered into a
             ----------
certain Land Lease, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550953, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Land Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720033, in the Official Records of Santa Clara County, California (such Land Lease, as so amended, is referred to herein as the "First Amended Land
                                                         ------------------
Lease"), pursuant to which Lessor leases the Land (as defined therein) to Lessee
- -----
and Lessee leases the Land from Lessor.

     B. The First Amended Land Lease was modified by a certain Second Amendment to Land Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271737, in the Official Records of Santa Clara County, California (the "Second Amendment to Land Lease"). The First Amended Land
                 ------------------------------
Lease, as amended by the Second Amendment to Land Lease, is referred to herein as the "Second Amended Land Lease."
        -------------------------

     C. The Second Amended Land Lease was modified by a certain Third Amendment to Land Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020000, in the Official Records of Santa Clara County, California (the "Third Amendment to Land Lease"). The Second Amended Land
                 -----------------------------
Lease, as amended by the Third Amendment to Land Lease, is referred to herein as the "Third Amended Land Lease."
     ------------------------

     D. The Third Amended Land Lease was modified by a certain Fourth Amendment to Land Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123501, in the Official Records of Santa Clara County, California (the "Fourth Amendment to Land Lease"). The Third Amended Land
                 ------------------------------
Lease, as amended by the Fourth Amendment to Land Lease, is referred to herein as the "Fourth Amended Land Lease."
        -------------------------

     E.  Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"),
                                                                    ---------
executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995 (the "Third
                                                                      -----
Restated Guaranty"), pursuant to which the Guarantor guarantied to Lessor the
- -----------------
obligations of Lessee under the Fourth Amended Land Lease and under the Fourth Amended Building Lease (defined below).

     F. The Third Restated Guaranty was modified by a certain First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, a certain Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, a certain Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, and a certain Fourth Amendment to Third Amended and Restated Guaranty, dated as of July 20, 1996. The Third Restated Guaranty, as amended, is referred to herein as the "Fourth Amended Guaranty."
                              -----------------------

     G. Lessee has requested certain modifications to the Fourth Amended Guaranty which will be incorporated into a certain Fifth Amendment to Third Amended and Restated Guaranty to be dated concurrently herewith (the "Fifth
                                                                      -----
Guaranty Amendment").  The Fifth Guaranty Amendment requires, as a condition
- ------------------
precedent to the effectiveness thereof, that the Lessee execute and deliver this Fifth Amendment. The Fourth Amended Guaranty, as amended by the Fifth Guaranty Amendment, is referred to herein as the "Fifth Amended Guaranty."
                                         ----------------------

     H. Concurrently herewith, Lessor and Lessee also are amending that certain Building Lease between Lessor and Lessee, dated as of September 22, 1992, and recorded on September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by (i) a certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded on January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, (ii) a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California, (iii) a certain Third Amendment to Building Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California and (iv) a certain Fourth Amendment to Building Lease, dated as of

November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California (as so amended, the "Fourth Amended Building Lease").
- ------------------------------

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (terms used but not expressly defined herein shall have the meaning provided in the Fourth Amended Land Lease):

A.   MODIFICATIONS TO LAND LEASE

     Lessor and Lessee hereby amend the Fourth Amended Land Lease as follows:

     1. All references in the Fourth Amended Land Lease to "this Lease" or "the Lease" will hereafter refer to the Fourth Amended Land Lease as amended by this Fifth Amendment.

     2.  The definition of Building Lease is hereby deleted and replaced with
                           --------------
the following:

          Building Lease:  that certain Building Lease entered into between
          --------------
     Lessor and Lessee on September 22, 1992, and recorded September 22, 1992, as Instrument No. 11550954, in the Official Records of Santa Clara County, California, as amended by that certain First Amendment to Building Lease, dated as of December 22, 1992, and recorded January 5, 1993, as Instrument No. 11720034, in the Official Records of Santa Clara County, California, and as further amended by a certain Second Amendment to Building Lease, dated as of December 17, 1993, and recorded on December 20, 1993, as Instrument No. 12271738, in the Official Records of Santa Clara County, California, and as further amended by a certain Third Amendment to Building Lease, dated as of August 21, 1995, and recorded on September 20, 1995, as Instrument No. 13020001, in the Official Records of Santa Clara County, California, and as further amended by a certain Fourth Amendment to Building Lease, dated as of November 10, 1995, and recorded on December 7, 1995, as Instrument No. 13123502, in the Official Records of Santa Clara County, California, and as further amended by a certain Fifth Amendment to Building Lease, dated as of August 1, 1996.

     3. Effective as of the date of this Fifth Amendment, the definition of LIBO Rent is hereby deleted and replaced with the following:
- ---------

          LIBO Rent:  as of an Installment Date means the Balance Due as of such
          ---------
     Installment Date multiplied by an interest rate per annum equal at all times to the sum of (a) 1.625% plus (b) the rate obtained by dividing the LIBO Rate (or the Corporate

     Base Rate if required pursuant to the terms set forth under the definition of "LIBO Rate") by a percentage equal to 100% minus the LIBO Reserve Percentage, dividing the sum thereof by 360 and multiplying the result thereof by the number of actual days elapsed (including such Installment
     Date) in the Quarterly Period that includes such Installment Date.

     As used herein, "LIBO Reserve Percentage" means the maximum reserve
                      -----------------------
     percentage applicable to Lessor for such Quarterly Period (or if more than one such percentage is applicable during such period, the daily average of such percentages for those days in such period during which each such percentage is applicable) under applicable law, including, without limitation, regulations issued from time to time by the Federal Reserve Board, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including (x) eurocurrency liabilities in the amount of the above referenced portion of the Balance Due and having a maturity substantially the same as such Quarterly Period and (y) any other category of liabilities which includes deposits by reference to which the LIBO Rate is to be determined. Lessor shall submit a certificate to Lessee which shall set forth in reasonable detail the basis for, calculation of and the amount of LIBO Rent, which certificate shall be conclusive and binding for all purposes, absent manifest error.

          4. To the extent that the amendment to the definition of "LIBO Rent" becomes effective on any day other than the first day of any Quarterly Period (the "LIBO Rent Amendment Effective Date"), then for such Quarterly
                  ----------------------------------
     Period Basic Rent shall accrue at the LIBO Rent in effect immediately prior to the LIBO Rent Amendment Effective Date up until the day prior to such LIBO Rent Amendment Effective Date, and Basic Rent shall accrue for the remainder of such Quarterly Period at the LIBO Rent in effect on such LIBO Rent Amendment Effective Date (using the percentage 1.625% set forth in the definition of LIBO Rent in Section 3 above instead of the percentage 1.00% set forth in the Fourth Amended Land Lease, but continuing to use the same LIBO Rate as in effect prior to LIBO Rent Amendment Effective Date).

B.   AFFIRMATION OF STATUS OF LAND LEASE

     Except as amended by this Fifth Amendment, the Fourth Amended Land Lease is unchanged; and, as amended by this Fifth Amendment, the Fourth Amended Land Lease is hereby ratified and affirmed, and remains in full force and effect.

C.   AMENDMENT FEE

     In consideration of this Fifth Amendment and the Fifth Amendment to Building Lease, Lessee agrees to pay Lessor a one-time nonrefundable fee of $75,000 (the "Amendment Fee"). The Amendment Fee shall be paid by Lessee by
              -------------
wire transfer to an account to be specified by Lessor.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, all parties hereto have caused this Fifth Amendment to be duly executed as of the date first set forth above.

                    LESSOR:   CIBC INC., a Delaware corporation


                              By
                                ---------------------------------
                                Name:
                                Title:

                    LESSEE: AMD INTERNATIONAL SALES & SERVICE, LTD., a Delaware corporation


                              By
                                ---------------------------------
                                Name:
                                Title:



     Guarantor hereby consents to the foregoing amendment, and acknowledges and agrees that all references in the Fifth Amended Guaranty to the "Amended Land Lease" or to the "Amended Building Lease" will hereafter refer to such Amended Land Lease and Amended Building Lease, as the case may be, as respectively amended by this Fifth Amendment to Land Lease and by the Fifth Amendment to Building Lease, between Lessor and Lessee. Except as modified by this paragraph, the Fifth Amended Guaranty is unmodified; and, except as modified by this paragraph, the Fifth Amended Guaranty remains in full force and effect and is hereby reaffirmed by the Guarantor.

Guarantor:

ADVANCED MICRO DEVICES, INC.


By:
   ---------------------------
Name:
Title:
Date:

Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement"), between CIBC INC., a Delaware corporation, and THE LONG-TERM
- ---------------
CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender").  In accordance with
                                                 ------
Section 8(b) of the Loan Agreement, Lender hereby consents to the foregoing Fifth Amendment to Land Lease.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY



By:
   ---------------------------
Name:
     -------------------------
Title:
       ------------------------
Date:

                                   APPENDIX 1

                           Legal Description of Land

The land referred to herein is situated in the State of California, County of Santa Clara, City of Sunnyvale and is described as follows:

Parcel A as shown upon that certain Parcel Map filed for Record February 26, 1975 in the Office of the Recorder, County of Santa Clara, in Book 351 of Maps at Pages 54 and 55.

APN: 205-22-020, 021
ARB: 206-60-015, 018, 035, 042, 014, 013, 012, 053, 052, 057

                                   Exhibit C



                            ________________, 1996



CIBC Inc.
One Post Street, Suite 3550
San Francisco, CA 94104


Gentlemen:

     We have acted as counsel for Advanced Micro Devices, Inc., a Delaware corporation (the "Guarantor"), and AMD International Sales & Service, Ltd., a Delaware corporation (the "Lessee"), in connection with the execution and delivery of the Fifth Amendment to Third Amended and Restated Guaranty dated as of August 1, 1996, among CIBC Inc. ("CIBC"), the Guarantor and the Lessee (the "Fifth Guaranty Amendment"), the Fifth Amendment to Building Lease dated as of August 1, 1996, between CIBC and the Lessee (the "Fifth Amended Building Lease"), and the Fifth Amendment to Land Lease dated as of August 1, 1996, between CIBC and the Lessee (the "Fifth Amended Land Lease"). The Fifth Guaranty Amendment, the Fifth Amended Building Lease and the Fifth Amended Land Lease are collectively referred to herein as the "Documents." As used herein, the term "Guaranty" has the same definition as in the Fifth Guaranty Amendment.

     We have examined executed copies of each of the Documents; certificates of public officials from the States of Delaware, California, and various other states of the United States; the Certificate of Incorporation and Bylaws of each of the Guarantor and the Lessee, as amended to date; resolutions of the Board of Directors and committees of the Guarantor and the Lessee; and certificates of officers of the Guarantor and the Lessee as to certain factual matters. In addition, we have made such other investigations as we have deemed necessary to enable us to express the opinions hereinafter set forth. We have assumed the genuineness of all signatures of persons signing the Documents on behalf of parties thereto other than the Guarantor and the Lessee, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

CIBC Inc.
__________, 1996
Page 2


     As used in this opinion, the expression "to the best of our knowledge after due inquiry" means that, after an examination of documents in our files and documents made available to us by the Guarantor and the Lessee and after inquiries of one or more officers of the Guarantor and the Lessee which we believe are sufficient for the purpose of expressing the opinions contained herein, we find no reason to believe that the opinions expressed herein are factually incorrect; but beyond that, we have made no independent factual investigation for the purpose of rendering this opinion.

     Based upon and subject to the foregoing, and further subject to the matters set forth below, we hereby advise you that in our opinion:

     (1) The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; is duly qualified to do business as a foreign corporation under the laws of the States of California and Texas; has a branch office in and is qualified to do business in The Netherlands; and is qualified in each other jurisdiction where the nature of its business requires such qualification (except where the failure so to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Lessee).

     (2) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation under the laws of the States of California and Texas and in each other jurisdiction where the nature of its business requires such qualification (except where the failure so to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Guarantor).

     (3) Each of the Lessee and the Guarantor has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Documents, and to own and hold under lease its properties and to conduct its business substantially as currently conducted by it.

     (4) The Documents have each been duly authorized, executed and delivered by the Lessee and the Guarantor, as the case may be.

CIBC Inc.
_________, 1996
Page 3


     (5) Each of the Guaranty, the Fourth Amended Building Lease and the Fourth Amended Land Lease, as amended by Documents, is the legal valid and binding obligation of the Lessee or the Guarantor, as the case may be, enforceable against the Lessee or the Guarantor in accordance with its terms.

     (6) No registration with, consent or approval of, notice to, or other action by, any governmental entity is required on the part of the Lessee or the Guarantor with respect to the Documents, or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

     (7) The execution and delivery of the Documents and compliance with the Guaranty, the Fourth Amended Building Lease and the Fourth Amended Land Lease, as amended by the Documents, by the Lessee and the Guarantor will not (i) violate or result in a breach of any of the terms or constitute default under any indenture, mortgage, deed of trust or other agreement identified to us by the Guarantor as material, including, without limitation, the Bank of America Credit Agreement and the Senior Secured Notes and the Senior Secured Note Documents, to which the Lessee or the Guarantor is a party or by which any of their respective properties is bound, or any order of any court, regulatory body or administrative agency, (ii) contravene any of the Lessee's or the Guarantor's, as the case may be, Organic Documents, (iii) contravene any Governmental Requirement or Government Approval applicable to the Lessee or the Guarantor, or (iv) result in the creation or imposition of any Lien on any of the Lessee's or the Guarantor's, as the case may be, properties (except in favor of Lessor).

     As used in paragraph (7) above, the terms "Senior Secured Notes," "Senior Secured Note Documents," "Organic Documents," "Governmental Requirement" and "Governmental Approval" have the same definitions as in the Guaranty.

     As used in paragraph (7) above, the term "Lien" has the same definition as in the Building Lease, dated as of September 22, 1992, as amended (including the Fifth Amended Building Lease) and as in the Land Lease, dated as of September 22, 1992, as amended (including the Fifth Amended Land Lease).

     (8) Except as described in the Guarantor's filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, no claim,

CIBC Inc.
_________, 1996
Page 4


litigation, arbitration, governmental investigation or proceeding or inquiry is pending or threatened against either the Guarantor or the Lessee: (i) which would, if adversely determined, have a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Guarantor and its subsidiaries, taken as a whole, or the ability of the Guarantor or the Lessee to perform its respective obligations under the Guaranty, the Fourth Amended Building Lease and the Fourth Amended Land Lease, as amended by the Documents; or (ii) which relates to any of the transactions contemplated by the Guaranty, the Fourth Amended Building Lease and the Fourth Amended Land Lease, as amended by the Documents.

     Our opinion regarding enforceability set forth in paragraph 5 above is subject to the qualification that the enforceability of the Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and by general equity principles, regardless of whether considered in a proceeding in equity or at law.

     We are members of the Bar of the State of California, and we do not express any opinion herein concerning any law other than the law of the State of California, the federal law of the United States, the Delaware General Corporation Law and, in the case of paragraphs 1 and 2 above, the laws of various other states regarding the qualification of foreign corporations to do business within those states.

     This letter has been furnished to you at the request of the Guarantor and Lessee pursuant to Section 4(e) of the Fifth Guaranty Amendment for your use in connection with the Documents, and may not be relied upon by you or any other person for any other purpose without our consent; provided that, CIBC may deliver a copy of this letter to its legal counsel, Mayer, Brown & Platt, in connection with the Documents, and to The Long-Term Credit Bank of Japan, Los Angeles Agency ("LTCB"), and its legal counsel, in reference to the Loan Agreement dated as of December 17, 1993, as amended, between CIBC and LTCB, and LTCB and such counsel shall be entitled to rely hereon.

                                         Very truly yours,



JXM/eps